Reverse Acquisition	3 Months Ended
Sep. 30, 2017
Successor
Reverse Acquisition

NOTE 5–REVERSE ACQUISITION

Effective April 1, 2017, we entered into a Contribution Agreement with Wealth Generators, pursuant to which the Wealth Generators members agreed to contribute 100% of the outstanding securities of Wealth Generators in exchange for an aggregate of 1,358,670,942 shares of our common stock. Following the closing, Wealth Generators became our wholly owned subsidiary and the Wealth Generators members became our stockholders and control the majority of our outstanding common stock.

The transaction was accounted for as a reverse acquisition using the acquisition method of accounting in accordance with the FASB (ASC 805). Wealth Generators is the acquirer solely for financial accounting purposes. The following table summarizes the purchase accounting for the fair value of the assets acquired and liabilities assumed at the date of the reverse acquisition:

Cash	$3,550
Receivables	150,000
Total assets acquired	153,550

Accounts payable and accrued liabilities	456,599
Due to former management	127,199
Debt	26,314
Total liabilities assumed [1]	610,112

Net liabilities assumed	456,562

Consideration [2]	662,047

Goodwill	$1,118,609

______________

[1]   In conjunction with the reverse acquisition, we entered into an assignment and assumption agreement wherein we issued 24,914,348 shares of our common stock to Alpha Pro Asset Management Group, LLC (“Alpha Pro”), an entity affiliated with the prior members of management, in exchange for Alpha Pro’s assumption of $482,588 in liabilities. Accordingly, the shares issued for debt were accounted for the moment before the reverse acquisition, and the $482,588 in liabilities have been excluded from the total liabilities assumed shown here.

[2]   The fair value of the consideration effectively transferred was measured based on the fair value of 150,465,339 shares that were outstanding immediately before the transaction. Using the closing market price of $0.0044 per share on March 31, 2017, consideration was valued at $662,047.

The table below represents the pro forma revenue and net loss for the six months ended September 30, 2017 and 2016, assuming the reverse acquisition had occurred on April 1, 2016, pursuant to ASC 805-10-50. This pro forma information does not purport to represent what the actual results of our operations would have been had the reverse acquisition occurred on this date nor does it purport to predict the results of operations for future periods:

	Six Months Ended September 30,
	2017	2016
Revenues [1]	$6,593,107	$7,962,445
Net Loss [1]	$(5,941,233)	$(1,127,830)
Loss per common share [1]	$(0.00)	$(0.01)

_______________

[1]   On June 6, 2017, we entered into an Acquisition Agreement with Market Trend Strategies, LLC, a company whose members are also former members of our management. Under the Acquisition Agreement, we spun-off our operations that existed prior to the merger with Wealth Generators and sold the intangible assets used in those pre-merger operations in exchange for Market Trend Strategies assumption of $419,139 in pre-merger liabilities.

As a result of the Acquisition Agreement with Market Trend Strategies, we wrote off goodwill of $1,118,609 and recorded a gain on the settlement of debt of $419,139 representing the assumed liabilities.